PERMANENT PORTFOLIO FAMILY OF FUNDS

FORM N-CSR

Exhibit 13(b)

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Permanent Portfolio Family of Funds (“Registrant”), hereby certifies, to the best of his knowledge, that the Registrant’s report on Form N-CSR for the period ended January 31, 2019 (“Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 2, 2019	/s/ Michael J. Cuggino
Michael J. Cuggino, President

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. § 1350 has been provided to the Registrant and will be retained and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

PERMANENT PORTFOLIO FAMILY OF FUNDS

FORM N-CSR

Exhibit 13(b)

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Permanent Portfolio Family of Funds (“Registrant”), hereby certifies, to the best of his knowledge, that the Registrant’s report on Form N-CSR for the period ended January 31, 2019 (“Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 2, 2019	/s/ James H. Andrews
James H. Andrews, Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. § 1350 has been provided to the Registrant and will be retained and furnished to the U.S. Securities and Exchange Commission or its staff upon request.